SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

               Pursuant to Section 13 or Section 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of Earliest Event Reported): November 13, 2001
                                                      -----------------



                           ANC Rental Corporation
              -----------------------------------------------
           (Exact name of Registrant as specified in its charter)



                                  Delaware
              -----------------------------------------------
               (State or other jurisdiction of incorporation)



             0-30776                            65-0957875
     -----------------------         ---------------------------------
    (Commission File Number)         (IRS Employer Identification No.)


                 200 South Andrews Avenue, Fort Lauderdale,
              -----------------------------------------------
               Florida 33301 (Address of principal executive
                        offices, including zip code)


       Registrant's telephone number, including area code: (954) 320-4000
                                                           --------------

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Item 3.  Bankruptcy or Receivership.
         --------------------------

     On November 13, 2001, ANC Rental Corporation and certain of its direct and indirect U.S. subsidiaries filed voluntary petitions under chapter 11 of title 11, United States Code, in the United States Bankruptcy Court for the District of Delaware (Case No. 01 - 11200). The Company and its subsidiaries remain in possession of their assets and properties and continue to operate their businesses and manage their properties as debtors-in-possession. The Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the chapter 11 filing.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits.

99.1  Press Release, dated November 13, 2001

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2001

                                        ANC Rental Corporation


                                        By:  /s/  Howard D. Schwartz
                                            ----------------------------
                                            Howard D. Schwartz
                                            Senior Vice President,
                                            General Counsel and Secretary

                               Exhibit Index
                               -------------

99.1   Press Release, dated November 13, 2001